Delaware Pooled® Trust

The Core Focus Fixed Income Portfolio
The Core Plus Fixed Income Portfolio
The Emerging Markets Portfolio
The Emerging Markets Portfolio II
The Focus Smid-Cap Growth Equity Portfolio
The Global Fixed Income Portfolio
The Global Real Estate Securities Portfolio
The High-Yield Bond Portfolio
The International Equity Portfolio
The International Fixed Income Portfolio
The Labor Select International Equity Portfolio
The Large-Cap Growth Equity Portfolio
The Large-Cap Value Equity Portfolio
The Real Estate Investment Trust Portfolio II
The Select 20 Portfolio
(collectively, the "Portfolios")

Supplement to the Portfolios' Prospectuses
dated March 1, 2011

The following replaces information included in the Portfolios’ prospectuses in connection with changes to the sub-transfer agency services provided to the Portfolios.  These changes will be effective on July 18, 2011.

Changes to wiring instructions for purchases of Portfolio shares

The following replaces the third bullet point in the section entitled “How to Purchase Shares by Federal Funds Wire” in the Portfolios’ prospectuses:

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Third, instruct your bank to wire the specified purchase amount of Federal Funds to The Bank of New York Mellon, ABA #011001234, bank account #000073-6910. The funds should be sent to the attention of Delaware Pooled Trust (be sure to have your bank include the name of the Portfolio(s) selected, the account number assigned to you, and your account name). Federal Funds purchase orders will be accepted only on a day on which the Trust, the NYSE, Bank of New York Mellon, and the Trust’s custodians are open for business.

Investments in a Portfolio are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of any Portfolio, the repayment of capital from any Portfolio, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated July 18, 2011.